THE GABELLI SMALL CAP GROWTH FUND



                              FIRST QUARTER REPORT

                              DECEMBER 31, 1998(A)





TO OUR SHAREHOLDERS,

      Although rallying strongly from early October lows, small cap stocks finished 1998 in the red. Small caps have been the market wallflowers in the midst of a large cap stock party. This is clearly demonstrated by the Russell 2000 Index's dull 2.6% decline for the year while the Standard & Poor's ("S&P") 500 Index danced to a 28.7% gain.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1998, The Gabelli Small Cap Growth Fund's (the "Fund") total return was 14.7%. The Value Line Composite and Russell 2000 Indices had returns of 18.1% and 16.3%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was virtually unchanged for 1998. The Value Line Composite rose 5.8% while the Russell 2000 declined 2.6% over the same twelve month period.

      For the five year period ended December 31, 1998, the Fund's total return averaged 13.2% annually versus average annual total returns of 15.3% and 11.9% for the Value Line Composite and Russell 2000, respectively. Since inception on October 22, 1991 through December 31, 1998, the Fund had a cumulative total return of 236.8%, which equates to an average annual return of 18.4%.

WHAT WE DO

      We view the small capitalization stock market as a research driven stock picker's paradise. Unlike the large cap market, where most companies are closely followed by dozens of Wall Street analysts, the small cap market is largely unclaimed territory. Our analysts put on their hiking shoes, strap on their backpacks and hit the trails looking for little companies Wall Street does not know or care about. They are seeking a particular type of company, which we would describe generally as a dominant market share, niche franchise in a growing and/or consolidating industry.


[MANAGEMENT CASH FLOW RESEARCH GRAPHIC HERE]

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.


INVESTMENT RESULTS (a)(c)


                                                                          Calendar Quarter
                                                    1st         2nd         3rd          4th           Year
 1998:    Net Asset Value                          $23.93      $23.59      $18.81        $21.01      $21.01
          Total Return                              10.9%       (1.4)%     (20.3)%        14.7%        0.0%
-----------------------------------------------------------------------------------------------------------------
 1997:    Net Asset Value                          $19.11      $22.23      $25.42        $21.58      $21.58
          Total Return                               3.1%       16.3%       14.7%         (0.8)%      36.5%
 1996:    Net Asset Value                          $19.65      $20.68      $20.02        $18.53      $18.53
          Total Return                               6.2%        5.2%       (3.2)%         3.4%       11.9%
-----------------------------------------------------------------------------------------------------------------
 1995:    Net Asset Value                          $17.03      $17.88      $19.34        $18.50      $18.50
          Total Return                               7.4%        5.0%        8.2%          2.6%       25.2%
-----------------------------------------------------------------------------------------------------------------
 1994:    Net Asset Value                          $16.76      $16.33      $17.24        $15.85      $15.85
          Total Return                              (3.6)%      (2.6)%       5.6%         (2.1)%      (2.9)%
-----------------------------------------------------------------------------------------------------------------
 1993:    Net Asset Value                          $15.46      $15.74      $16.90        $17.38      $17.38
          Total Return                               6.6%        1.8%        7.4%          5.3%       22.8%
-----------------------------------------------------------------------------------------------------------------
 1992:    Net Asset Value                          $13.42      $13.41      $13.10        $14.50      $14.50
          Total Return                               9.9%       (0.1)%      (2.3)%        12.1%       20.3%
-----------------------------------------------------------------------------------------------------------------
 1991:    Net Asset Value                             __         __          __          $12.21      $12.21
          Total Return                                __         __          __           22.9%(b)    22.9%(b)
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------

                                     Dividend History
-------------------------------------------------------------------------------------------------------------------
Payment (ex) Date         Rate Per Share     Reinvestment Price
-------------------------------------------------------------------------------------------------------------------
December 21, 1998              $0.534              $19.80
December 29, 1997              $3.590              $21.29
September 30, 1997             $0.070              $25.42
December 27, 1996              $2.160              $18.46
December 29, 1995              $1.340              $18.50
December 30, 1994              $1.030              $15.85
December 31, 1993              $0.420              $17.38
December 31, 1992              $0.185              $14.50
December 31, 1991              $0.080              $12.21

-------------------------------------------------------------------------------------------------------------------
                 Average Annual Returns - December 31, 1998 (a)
-------------------------------------------------------------------------------------------------------------------

  1 Year                                          0.0%
  5 Year                                         13.2%
  Life of Fund (b)                               18.4%
-------------------------------------------------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on October 22, 1991. (c) The Fund's fiscal year ends September 30. Note: Investing in small capitalization securities involves special challenges because these securities may trade less frequently and experience more abrupt price movements than large capitalization securities.

  Our analysts are guided by specific investment principles that include: experienced management, healthy balance sheets and rising free cash flow and earnings. They also live by certain value parameters--their goal is to find great companies trading at reasonable valuations relative to "real world" economic worth. These are the kind of companies we can feel comfortable owning long term, rather than trading like so many small cap investors are prone to do. COMMENTARY

OUTLOOK FOR 1999

      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. Once again, we are including selected comments of Mario Gabelli from BARRON'S 1999 Roundtable. For our shareholders who prefer to view the entire interview, the complete text is available on the Internet at www.barrons.com.

            January 18, 1999           BARRON'S    o Roundtable'99
            -------------------------------------------------------
                                    BARRON'S
                                   ROUNDTABLE
                               -----------------
                                 MARIO GABELLI
                     CHAIRMAN AND CHIEF INVESTMENT OFFICER,
                          GABELLI FUNDS, RYE, NEW YORK


Barron's ("Q"): A NEW YEAR, A NEW MARKET ENVIRONMENT? MEANING, ARE INVESTORS GOING TO HAVE TO GRAPPLE WITH SEISMIC ECONOMIC SHIFTS AS WELL AS IMPEACHMENT AND Y2K?

Gabelli ("G"): Let's focus on the U.S. economy. I'm in the camp that argues that consumers are going to get another tailwind. There is going to be a major tax cut that is going to be very stimulative to the consumer. If I'm a consumer today, I feel good. I'm working. Gasoline, I just went and bought a tankful. I paid 20 cents a gallon less than it cost me the last time I filled up.

Q: YOU OBVIOUSLY DON'T DO IT OFTEN.

G: What I mean is that on 500 gallons of gas, I save 100 bucks. That's two bucks a week. That's terrific. There are 50 million vehicles on the road. At two bucks a week, that's $100 million a week, that's around $5 billion annually going back into consumers' pockets. I just refinanced my mortgage. I got a jumbo $240,000 loan at 6 7/8%. I'm saving 1%, that's $2,400, that's another $45 or so a week and I'm going to get a tax cut. And I own Internet stocks. I think this is terrific.

Q: BUT YOU COULD SEE LONG-TERM INTEREST RATES GOING UP SOON BECAUSE JAPAN MAY BE ASKING FOR THEIR SAVINGS BACK.

G: Well, they have gone up to 5.3%,

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January 18, 1999                            BARRON'S    o   Roundtable'99
--------------------------------------------------------------------------------


but still, I just refinanced my house, so I feel good. You can talk about long-term rates, but my mortgage is what I look at as a consumer. Besides, looking at the redressing of imbalances, one of the concerns we had was that the dollar was too strong. Now if you look at the dollar versus the euro, this morning it was 114, and versus the yen it was 107. So when translating Euroland earnings into U.S. dollars, companies that are operating there could get a terrific tailwind. Reported S&P earnings, I think, could be a lot better than people expect, because they've forgotten the currency factor. Especially if I have 2% real growth in Euroland and I have companies that are now rationalizing and getting the benefit of synergies. The companies I talk to in the U.S. that have big operations in Europe are all saying, "Hey, in the last couple of months, we are getting a big benefit from currency." That could continue for the next half. So the U.S. economy is reasonably good. Earnings and cash flow for the companies I follow should be up 5%, 7%, 8% in 1999. I think the U.S. portion of non-U.S. earnings could translate better. So I can't make anything but an optimistic case, let's put it that way, for corporate profits. The other element in 1999 that I have to factor in is that some of the companies I'm talking to and listening to say they are worried about a Y2K problem. So the fourth quarter of 1999 will likely have a big inventory bulge. That is certainly a plus, from what I see, for shipments.

   Let me give you one other element on earnings: A lot of corporate controllers and a lot of CFOs squirreled away earnings in the first and second quarters of last year. Then the accounting problems of Cendant and others emerged. So now you will not squirrel away earnings in that fourth quarter or in the first half anymore. You are not going to play that game -- as much. I can see reported earnings doing better than economic earnings over the next couple of quarters, just because you are not going to use the other side of your pencil or whatever they use nowadays.

  Another item to consider is that virtually every country in Europe now has a socialist government. The Italians probably have a Communist government. I mean, how are they going to sit back and not undo what they've done? They've constrained, they constrained, until they could introduce their single economic unit. Now, why not do the reverse of that? Why don't you factor that into your thinking?

Q: IT MAY BE BULLISH FOR THOSE ECONOMIES. BUT IT MEANS REFLATION, IT MEANS HIGHER INTEREST RATES, LOWER P/E RATIOS.

G:: Oh, yes. That's what I'm saying. It's the reflationary theme.

   Changing gears to the manufacturing sector of the economy -- people are asking, "Where is it?" It is being transported outside of the United States.

   Machine-tool orders in November were $440 million, down from $532 million. You see it in the farm-equipment industry, the domestic construction equipment industry; and manufacturing jobs are disappearing, probably. When Cuba opens up, labor rates will go from $1 an hour to $1 a day, if you are looking at Mexico versus Cuba.

Q: BUT IS THIS A HOLLOWING-OUT OF THE ECONOMY? OR IS THIS A TRANSITION TO THE BRAVE NEW INTERNET AGE?

G: Adam Smith is alive and well.

   I have to stay with the bullish interpretation of all these dynamics. The notion of globalization of the economy and the movement of capital around to the lowest cost . . . every country, as long as you have free trade, is going to contribute to global wealth at some point. What's more, the Japanese, as they come out of their problems, eventually will be going from seeking share of market on a global basis to seeking share of profits. That has to be good for corporate profitability around the world.

Q: WHAT IS YOUR CONCLUSION ON THE MARKET?

G: Let me give you some numbers on the flow of funds. Cash into the market from stock buybacks in 1998 was $207 billion, up from $181 billion. Mutual-fund inflow was $176 billion, down from $232 billion. IPOs, which hit a

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January 18, 1999                            BARRON'S    o   Roundtable'99
--------------------------------------------------------------------------------

big air pocket, are starting to accelerate again but were $108 billion last year, down from $118 billion. Other elements were foreign purchases of U.S. stocks and U.S. purchases of non-stock assets. But the big element that makes those flows look tiny was that deals in the U.S. alone amounted to $1.6 trillion. Now, for you cynics who'd argue how much was in cash, the cash portion was $672 billion, up from $414 billion last year. So money moving from savers into the stock market wasn't as dynamic a flow-of-funds element as how much came into the market being recycled from transactions. Again, incrementally in 1998 an unprecedented $250 billion came into the market from the cash portion of deals, that's 1 1/2 times the amount that came in via mutual funds -- U.S. only, not globally. It is just a phenomenon that has to be constantly hammered away at.

Q: [SOME OF THE BIGGEST CAP STOCKS ARE UP OVER 100%. SUCH MOVES ARE CLEARLY UNSUSTAINABLE.]

G: Some of that is part of the migration of money into indexing -- which is mindlessly buying stocks based on their index weightings. It's just self-reinforcing. I don't know the numbers for 1998, but the trend has been more mutual-fund purchases of index funds. More defined-benefit plans going into the index funds. And those funds have to, by definition, buy mindlessly based on capitalization. And that is going to continue.

Q:  UNTIL YOU GET TO THE LAST GUY.

G: I will tell you a story. I'm creating this. But in 1973, it was conventional wisdom that McDonald's had a market capitalization greater than all of the steel industry's, and that we were going to become a nation of hamburger flippers -- indeed, that the world was going that way. Every cycle has the same thing. You know, somebody sits up and says AOL and Amazon.com have caps greater than the steel industry's. But that is what Schumpeter said, creative destruction is one of the great virtues of capitalism. It's very positive.

Q: [HOW ABOUT WHAT IS GOING ON IN WASHINGTON?]

G: Going back to interest rates, I think there's plenty of margin of flexibility on the short end. Real rates are much too high here. They should migrate down. The dollar -- I don't know how Greenspan handles it. It is a challenge. The balance-of-payments deficit is going to go way up. I believe, based on last month's deficit, the run rate was about $180 billion. But $250 billion sounds like a reasonable number. That has got to, with a new currency bloc in Europe, create all sorts of question marks that I don't have an answer to. Those are moving parts. We don't invest that way. We just think about these things.

Q: DOESN'T ANYONE FIND ALL THIS BLIND FAITH IN GREENSPAN AND RUBIN "DOING THE RIGHT THING" A MITE DISCOMFORTING?

G: The concern isn't that they won't do the right thing, but that Rubin and Greenspan retire like Mantle and Maris.

Q:  BUT IN GENERAL, YOU ARE BULLISH?

G: On the world economy.

Q:  AND ON EQUITIES?

G: No, not on equities. There is no margin of safety in stocks. Absolutely none. But I do think Adam Smith is alive and well. Once you can start migrating labor and goods to the highest efficiency, you create incredible opportunities on a global scale. We don't have those efficiencies baked into the system. But there are enormous birthing pains. You saw these birthing pains in Southeast Asia. But I don't think that's a big depressive because the sunshine in the valley is that we'll come out in a world in which profits are the driver. That is pretty interesting.

Q: BUT MARIO, WHERE WILL RATES GO?

G: Like 5 3/4%-6%. Long rates have already started up. But I see short rates coming down.

Q: IF ED HYMAN IS RIGHT AND THERE ISN'T MUCH NOMINAL GROWTH IN THE ECONOMY, WON'T THAT MAKE IT DIFFICULT FOR SMALL COMPANIES?

G: The comment I want to make -- this is very important -- is that the business people I talk to really were shocked by the virtual shutdown of the capital markets following the [John] Meriwether debacle. Not only did the

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January 18, 1999                            BARRON'S    o   Roundtable'99
--------------------------------------------------------------------------------



spreads widen, but the market started closing on them. That is creating a backlash in terms of either selling out -- the option which I happen to be fond of -- and also in terms of bringing back a margin of safety to their balance sheets and their perspectives on how to run their businesses. From the market's point of view, looking out over the next five years, I still think we are in a world in which corporate profits can rise -- not return on equity, where I can't see much improvement, not return on sales, where I can't see much improvement from here. But I can see maintaining some of these levels. I see these global synergies, the Exxon-Mobils, adding to profitability. There won't necessarily be revenue synergies in some of these, but there will certainly be margin synergies, capital synergies, and efficiency elements. So I still see a 6%-8% secular growth rate over the next five years in corporate profits. For 1999 I am in the camp that has S&P earnings up, because over one-third of the earnings mix in the S&P is non-U.S. Now, that's leaving Brazil aside, because it is part of my wall of worry -- I have my A-B-C-D issues: Asia, Brazil, Clinton and the Dollar are the things I worry about. But in terms of my model, where I have interest rates backing up, and earnings at that level, the market has absolutely no margin of safety. So we could see it up 3%, down 20%. Probably somewhere in-between at the end of the year. With much more volatility. I think volatility is increased by the new generation of traders. Individuals now come in to work and trade. Or they don't even come in to work. There is nothing between them and a buy/sell decision except their finger on a mouse. There is no broker who has a boss asking, "Hey, is he churning? Is he overinvesting?" There is nothing there. So the volatility you saw from July through the beginning of January I think is just the way the world's going to be. As long as you are treating stocks like commodities, you have to expect that to continue. And they are trading stocks like they are soybeans.

Q:  SO THE STOCK MARKET WILL BE THE PITS?

G: There will be great opportunities to make a lot of money if you short. If you go long, then it's just going to be a terrific eclectic market.

Q: WHAT WILL MAKE THE SMALL-FRY GO UP, ESPECIALLY IF THE S&P SELLS OFF AND THE ECONOMY IS NO GREAT SHAKES?

G: Forcing transactions, by managements, that narrow the spreads between their intrinsic values and the stock prices.

Q: IT LOOKS LIKE MARIO WANTS TO TALK TULIPS NEXT.

G: Our goal always has been to make 10% real by picking stocks that we hope, after taxes, after inflation, accomplish that. So we try to find companies at a significant margin of safety to intrinsic value. The second part of our strategy is to try to buy things for the long term, because it's not only what you make, but what you keep. We'd rather pay 20% long-term capital-gains taxes than 40% on ordinary income from trading. But we're here in January of 1999, and even 25% looks awfully dull when you make that in one week -- 50%, in Amazon. So I have succumbed and I am going to recommend only stocks that have grown to the sky -- Excite, uBid, eBay, Amazon and that's it. Nothing else! You can also have my tulips, Arthur. Don't say I never gave you anything. They're starting to wilt --

Art Samberg: Am I allowed to eat them?

G: Do anything you like. Charles MacKay wrote about all this in 1841, in EXTRAORDINARY POPULAR DELUSIONS AND THE MADNESS OF CROWDS.

  Anyway, when we look at stocks, we also look for a catalyst. Forcing transactions. That is, a management, if they are alert and sensitive, can do things like buying back stock, like LBOs or financial engineering. One of the dynamics that have been in place for the last four years is deals. Deals will continue in 1999 -- a year in which the Exxons and the Mobils are driving values by becoming global, further reinforcing their positions. There are a lot of areas where that's happening.


Q:  THANKS , MARIO.  [ ]

YEAR END REVIEW - WALKING IN MUD

      For the fourth quarter of 1998, rather than repeating the economic and market dynamics that we discussed in our third quarter report to shareholders, we invite our shareholders to review these comments from the third quarter report. The report is available on our website at www.gabelli.com.

      Most investors will remember 1998 as another bull market year, with the leading large cap market indices (the Dow Jones Industrial Average and S&P 500) posting double digit gains. Small cap stock investors will look back on 1998 with very different memories. Investing in small cap stocks felt like walking though waist high mud. Although we exerted our usual maximum effort, there was no advancing in this small cap market. Losers swamped gainers in the Russell 2000 Index, with only the largest 200 component companies posting a collective gain and the remaining 1,800 collectively underwater. Technology stocks were the primary winners, with the sizzling Internet stocks leading the way.

      We feel quite fortunate to have materially exceeded our Russell 2000 benchmark and closed 1998 virtually flat. We must credit our disciplined stock picking for the Fund's relative showing. Approximately 45% of our portfolio holdings finished the year with gains. This is more than double the batting average for the benchmark index.

      Our relative performance was not the result of heavy overweightings in a few top performing industry groups. Our technology exposure was relatively modest compared to many small cap growth funds. We did not own a single pure Internet stock--in our opinion, these are bubbles just waiting to burst. Stocks in our Top Twenty performance list, which posted gains from around 75% to above 300%, include a radio broadcaster (Price Communications); a candy/sports trading card company (Topps); a cable television operator (Cablevision Systems); a home furnishings retailer (Bed Bath & Beyond); and a motorcycle manufacturer (Harley-Davidson). Our biggest losers were an equally eclectic mix including a publisher, a few gold mining companies, a sports gear retailer and a satellite broadcaster.

OPPORTUNITY AHEAD

      Where do you invest in this uncertain economic and market environment? We suggest the best investment candidates are quality small companies with leading market shares in niche industries. That general description essentially encapsulates the Fund's portfolio holdings.

      Clearly, there is better relative value in the small cap market. The S&P 500 is trading at around 25 times trailing earnings. The Russell 2000 is trading around 16 times trailing earnings. On a historical basis, it is relatively rare for small cap stocks, which generally grow earnings faster than large caps, to trade at a valuation discount. Today's growing spread between small cap and large cap valuations is almost unprecedented.

      Of course, this does not mean that the spread will narrow tomorrow. Large cap stocks benefit from foreign investment, which is generally concentrated in blue chip household names and S&P 500 indexing, which in our opinion is fast becoming an investment mania that will eventually collapse under the weight of excessive valuations. However, the performance cycles of large and small stocks will eventually adjust. We note that the last time we saw a comparable performance differential between the S&P 500 and Russell 2000 was in 1990. Over the next three years, small caps materially outperformed large cap stocks.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CARTER-WALLACE INC. (CAR - $19.625 - NYSE) markets toiletries, pharmaceuticals, diagnostic specialties, proprietary drugs and pet products. Carter-Wallace products include such recognized brand names as Arrid deodorant, Nair hair remover and Pearl Drops toothpaste. Asteline, a nasal spray for allergies introduced last year, is expected to be profitable in the fiscal year ending March 1999.

CELESTIAL SEASONINGS INC. (CTEA - $27.8125 - NASDAQ), based in Boulder, Colorado, developed and popularized the herb tea category in the U.S. as a flavorful, non-caffeinated alternative to other hot beverages. With over 40 tea varieties under the Celestial Seasonings brand, CTEA is the largest manufacturer of herb teas with an estimated 50% market share. The company is expected to maintain its dominant position in the herb tea market. Celestial Seasonings is positioned to leverage its excellent brand name into dietary herbal supplements, the market for which is growing 25% annually.

CLARCOR INC. (CLC - $20.00 - NYSE) is a U.S.-based manufacturer and distributor of engine/mobile and industrial/environmental filtration products and consumer packaging products. Filtration products include air, fuel and hydraulic filters for heavy duty trucks, buses, cars and boats, as well as air and anti-microbial filters for factories, hospitals and clean rooms. CLARCOR's consumer packaging segment operates in two markets, custom-decorated metal containers and plastic closures, including such products as Rayovac battery shells and Kodak film canisters. Substantial cost savings and productivity improvements are expected through the end of the decade. The company has a history of bringing acquisitions profitably into the fold and is entering into strategic alliances in European and other markets.

KAMAN CORP. (KAMNA - $16.0625 - NASDAQ), founded in 1945, is a pioneer in the helicopter industry. Aircraft manufacturing remains at the core of the business. Kaman services both commercial and government markets with helicopters and aircraft components. The company also produces specialized, high-value niche market products and services which tend to be technological leaders in their markets. Kaman is a major, national distributor of original equipment, repair and replacement products and value-added services to nearly every sector of North American industry. The company also manufactures and distributes musical instruments (Ovation guitars) and accessories to independent retailers.

LIBERTY CORP. (LC - $49.25 - NYSE), headquartered in Greenville, S.C., is a holding company with operations in broadcasting and insurance. Liberty's Cosmos Broadcasting owns and operates eleven network affiliated television stations in the Southeast and Midwest. Six stations are affiliated with NBC, three with ABC and two with CBS. These stations serve more than four million households. In August, Cosmos agreed to acquire CBS-affiliated KGBT-TV in Harlingen, Texas for approximately $42 million. Also in August, the company closed on its purchase of NBC affiliate WALB-TV in Albany, Georgia. The purchase of WWAY, the ABC affiliate in Wilmington, NC, for $34 million was completed at year end. Liberty Life is a regional insurer, with North Carolina, South Carolina and Louisiana accounting for more than 50% of its premium volume. The insurance segment specializes in providing agency (home service) and mortgage protection, life and health insurance. Former affiliate Pierce National Life Insurance Co. was sold to Fortis Inc. in April 1998 for $180 million. In March, Liberty Corp. repurchased 2.4 million shares in a tender offer at $52 per share.

PIONEER GROUP INC. (PIOG - $19.75 - NASDAQ) is a Boston-based money management firm. Pioneer operates a successful U.S. mutual fund business with over $20 billion under management. The company has invested in financial services businesses outside the U.S., primarily in Russia, Poland and the Czech Republic. Pioneer also is involved in natural resource development projects which management is de-emphasizing. An effort, so far unsuccessful, has been made to sell its 90% stake in the Teberebie gold mine, one of Ghana's largest mines. Pioneer has extensive timber operations in eastern Russia.

UNITED TELEVISION INC. (UTVI - $115.00 - NASDAQ), headquartered in Beverly Hills, California, is a television broadcasting group which owns and operates the six stations (one ABC, one NBC and four UPN affiliates) that comprise Chris-Craft's (CCN - $48.1875 - NYSE) television division. In January 1998, UTVI purchased WHSW in Baltimore for $80 million. The station began broadcasting as WUTB, a UPN affiliate, immediately following completion of the acquisition. The $60 million purchase of WRBW, a UPN affiliate in Orlando (the country's 22nd largest and the fastest growing television market over the past decade), is pending FCC approval. UTVI stations cover approximately eight percent of the U.S. population. UTVI is 59%-owned by BHC Communications (BHC - $122.00 - AMEX). Strong advertising demand, prospects for favorable regulatory changes in the industry and corporate cost control enhance EBITDA prospects.

USA NETWORKS INC. (USAI - $33.125 - NASDAQ), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Small Cap Growth Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

IN CONCLUSION
      Despite ongoing global economic uncertainty, the popular market indices are once again in record territory. While we will always have a "wall of worry", we believe the economy and the capital market landscape for 1999 will provide stock pickers like us the opportunity to unearth well-managed companies, trading at significant discounts to their private market value, that should benefit from sustainable long term economic dynamics. The Fund is invested in what we believe to be undervalued companies in much more reasonably priced sectors of the market.
      It has been a tough year for small cap investors. While their larger cap brethren, particularly large cap growth stock advocates, enjoyed attractive returns, small cap devotees generally experienced losses. We are pleased the Fund was able to retain its value in the midst of a bear market for small cap stocks. We do not know when small caps will regain their historical performance advantage over large cap stocks. We do know they have not underperformed by such a wide margin since 1990. We also know small caps are currently much more reasonably valued than large caps. These two factors, along with our research driven stock selection process, give us confidence there are much better days ahead for small cap stocks and the Fund.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABSX. Please call us during the business day for further information.


                                   Sincerely,





                                                    /s/ Mario J. Gabelli
                                                    MARIO J. GABELLI, CFA
                                                    Portfolio Manager and
                                                    Chief Investment Officer

January 29, 1999

                                TOP TEN HOLDINGS
                                DECEMBER 31, 1998


                                USA Networks Inc.
                                  Liberty Corp.
                             United Television Inc.
                            Celestial Seasonings Inc.
                                  CLARCOR Inc.
                                  Pittway Corp.
                                   Kaman Corp.
                               Carter-Wallace Inc.
                                    CTS Corp.
                               Pioneer Group Inc.


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------




                                                                          MARKET
    SHARES                                                                VALUE
--------------                                                 -----------------
                 COMMON STOCKS -- 97.5%
                 AGRICULTURE -- 0.0%
  6,000          Cadiz Inc.+ .....................................   $   45,750
 10,000          Erly Industries Inc.+ ...........................          400
                                                                     ----------
                                                                         46,150
                                                                     ----------
                 AUTOMOTIVE: PARTS AND ACCESSORIES -- 5.4%
100,000          Acktion Co.+ ....................................      758,493
  1,000          Borg-Warner Automotive Inc. .....................       55,813
 78,000          GenCorp Inc. ....................................    1,945,125
 10,000          Lund International Holdings Inc.+ ...............       85,000
 20,000          Meritor Automotive Inc. .........................      423,750
123,700          Modine Manufacturing Co. ........................    4,484,124
  5,250          Monro Muffler Brake Inc.+ .......................       38,063
 50,000          Redlaw Industries Inc.+ .........................       50,000
  1,000          SPX Corp.+ ......................................       67,000
152,500          Standard Motor Products Inc. ....................    3,698,125
 17,000          Strattec Security Corp.+ ........................      510,000
 20,000          Superior Industries International Inc. ..........      556,250
122,000          TransPro Inc. ...................................      594,750
183,500          Wynn's International Inc. .......................    4,059,938
                                                                     ----------
                                                                     17,326,431
                                                                     ----------
                 AVIATION: PARTS AND SERVICES -- 5.3%
 15,000          AAR Corp. .......................................      358,125
 50,000          Banner Aerospace Inc.+ ..........................      471,875
  5,000          Barnes Group Inc. ...............................      146,875
 40,000          Coltec Industries Inc.+ .........................      780,000
 56,000          Curtiss-Wright Corp. ............................    2,135,000
  7,500          Ducommun Inc.+ ..................................      103,594
113,000          Fairchild Corp., Cl. A+ .........................    1,779,750
 26,500          Hi-Shear Industries Inc.+ .......................       68,734
 44,000          Hudson General Corp. ............................    2,772,000
320,000          Kaman Corp., Cl. A ..............................    5,140,000
 80,000          Moog Inc., Cl. A+ ...............................    3,130,000
                                                                     ----------
                                                                     16,885,953
                                                                     ----------
                 BROADCASTING -- 6.8%
200,000          Ackerley Group Inc. .............................    3,650,000
 20,000          Granite Broadcasting Corp.+ .....................      120,000
 32,000          Gray Communications Systems Inc. ................      586,000
 48,000          Gray Communications Systems Inc.,
                 Cl. B ...........................................      657,000
167,000          Liberty Corp. ...................................    8,224,749
110,000          Paxson Communications Corp.+ ....................    1,010,625
 39,062          Price Communications Corp.+ .....................      505,365
 57,800          United Television Inc. ..........................    6,647,000
  8,000          Young Broadcasting Inc., Cl. A+ .................      335,000
                                                                     ----------
                                                                     21,735,739
                                                                     ----------
                 BUILDING AND CONSTRUCTION -- 1.8%
 16,000          Florida Rock Industries Inc. ....................      496,000
 14,000          Morgan Products Ltd.+ ...........................       49,000
130,000          Nortek Inc.+ ....................................    3,591,250


                                                                        MARKET
    SHARES                                                               VALUE
--------------                                                 -----------------
 10,000          Oakwood Homes Corp. .............................   $  151,875
 75,000          Republic Group Inc. .............................    1,504,688
                                                                     ----------
                                                                      5,792,813
                                                                     ----------
                 BUSINESS SERVICES -- 2.7%
 15,000          Amway Asia Pacific Ltd. .........................      138,750
 21,641          Amway Japan Ltd., ADR ...........................      116,320
 40,000          Berlitz International Inc.+ .....................    1,160,000
 22,000          Borg-Warner Security Corp.+ .....................      412,500
 50,000          Data Broadcasting Corp.+ ........................      893,750
  3,000          Data Transmission Network Corp.+ ................       86,625
  2,000          Gartner Group Inc.+ .............................       42,500
 13,000          Hach Co. ........................................      156,000
 20,000          Hach Co., Cl. A .................................      205,000
 33,000          Industrial Distribution Group Inc.+ .............      251,625
 10,000          Landauer Inc. ...................................      323,750
  4,000          Marquee Group Inc.+ .............................       18,000
110,000          Nashua Corp.+ ...................................    1,464,375
115,000          Paxar Corp.+ ....................................    1,027,813
 15,000          Pittston Brink's Group ..........................      478,125
 18,000          Princeton Video Image Inc.+ .....................       54,000
 40,000          R. H. Donnelley Corp. ...........................      582,500
 86,300          Trans-Lux Corp. (b) .............................      787,488
  8,000          Wackenhut Corp., Cl. A ..........................      203,500
  6,187          Wackenhut Corp., Cl. B ..........................      135,727
                                                                     ----------
                                                                      8,538,348
                                                                     ----------
                 CABLE -- 1.1%
 35,000          Cablevision Systems Corp., Cl. A+ ...............    1,756,562
  2,000          Century Communications Corp., Cl. A+ ............       63,438
 85,000          United International Holdings Inc.,
                 Cl. A+ ..........................................    1,636,250
                                                                     ----------
                                                                      3,456,250
                                                                     ----------
                 COMMUNICATIONS EQUIPMENT -- 0.1%
 72,000          Allen Telecom Inc.+ .............................      481,500
                                                                     ----------
                 COMPUTER SOFTWARE AND SERVICES -- 0.6%
  1,000          @Home Corp., Ser. A+ ............................       74,250
  3,000          Anacomp Inc.+ ...................................       55,875
 92,500          Bull Run Corp.+ .................................      312,188
 20,000          Checkfree Holdings Corp.+ .......................      467,500
  3,000          Cylink Corp.+ ...................................       10,875
    200          Macromedia Inc.+ ................................        6,738
 33,000          N2K Inc.+ .......................................      431,063
 75,000          Phoenix Technologies Ltd.+ ......................      646,874
  2,000          Powerhouse Technologies Inc.+ ...................       29,000
  1,500          Volt Information Sciences Inc.+ .................       33,844
                                                                     ----------
                                                                      2,068,207
                                                                     ----------
                 CONSUMER PRODUCTS -- 5.3%
  3,000          Action Performance Companies Inc.+ ..............      106,125
 10,000          Adams Golf Inc.+ ................................       40,938
 12,000          American Safety Razor Co.+ ......................      144,000
255,000          Carter-Wallace Inc. .............................    5,004,374

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------




                                                                         MARKET
    SHARES                                                               VALUE
--------------                                                 -----------------
                 COMMON STOCKS (CONTINUED)
                 CONSUMER PRODUCTS (CONTINUED)
   60,000        Church & Dwight Co. Inc. .........................   $2,156,249
   12,000        Coachmen Industries Inc. .........................      315,000
    5,000        Department 56 Inc.+ ..............................      187,813
   27,000        First Brands Corp. ...............................    1,064,813
    8,000        French Fragrances Inc.+ ..........................       58,000
   68,000        General Cigar Holdings Inc.+ .....................      590,750
  133,500        General Cigar Holdings Inc., Cl. B+ (a) ..........    1,159,781
  100,000        General Housewares Corp. .........................    1,200,000
   75,000        Genlyte Group Inc.+ ..............................    1,406,250
    2,000        Harley-Davidson Inc. .............................       94,750
  120,000        Hartmarx Corp.+ ..................................      675,000
   10,000        Madden (Steven) Ltd.+ ............................       85,000
   25,000        National Presto Industries Inc. ..................    1,065,625
   14,000        Nature's Sunshine Products Inc. ..................      213,500
    5,000        Scotts Co., Cl. A+ ...............................      192,188
   12,000        Skyline Corp. ....................................      390,000
   14,000        Stewart Enterprises Inc., Cl. A ..................      311,500
  110,000        Weider Nutrition International Inc. ..............      701,250
                                                                      ----------
                                                                      17,162,906
                                                                      ----------
                 CONSUMER SERVICES -- 1.7%
   10,000        Bowlin Outdoor Advertising & Travel
                 Centers Inc.+ ....................................       51,250
  207,500        Loewen Group Inc. ................................    1,750,781
   20,000        Response USA Inc.+ ...............................       67,500
  162,000        Rollins Inc. .....................................    2,835,000
    3,000        Ticketmaster Online-CitySearch Inc.+ .............      171,000
   16,000        Travel Services International Inc.+ ..............      488,000
                                                                      ----------
                                                                       5,363,531
                                                                      ----------
                 COUNTRY AND CLOSED END FUNDS -- 1.4%
   45,000        Central European Equity Fund Inc. ................      599,063
   80,000        Emerging Germany Fund Inc. .......................    1,014,999
   45,000        France Growth Fund Inc. ..........................      613,125
   32,000        Germany Fund Inc. ................................      444,000
   44,000        Italy Fund Inc. ..................................      660,000
   65,000        New Germany Fund Inc. ............................      840,938
   11,000        Spain Fund Inc. ..................................      224,813
                                                                      ----------
                                                                       4,396,938
                                                                      ----------
                 DIVERSIFIED INDUSTRIAL -- 6.3%
   99,500        Ampco-Pittsburgh Corp. ...........................    1,082,063
    8,000        Anixter International Inc.+ ......................      162,500
   70,000        Crane Co. ........................................    2,113,125
   37,500        Gardner Denver Machinery Corp.+ ..................      553,125
   16,000        GATX Corp. .......................................      606,000
   36,000        Katy Industries Inc. .............................      632,250
  450,000        Lamson & Sessions Co.+ ...........................    2,306,250
   70,000        Lawter International Inc. ........................      813,750
   75,000        Lindsay Manufacturing Co. ........................    1,110,938
   16,000        Myers Industries Inc. ............................      458,000
  610,400        Noel Group Inc.+ .................................      686,700


                                                                         MARKET
    SHARES                                                               VALUE
--------------                                                 -----------------
   40,000        Oil-Dri Corporation of America ...................   $  600,000
  110,000        Park-Ohio Holdings Corp.+ ........................    1,663,750
   22,000        Standex International Corp. ......................      577,500
  190,000        Thomas Industries Inc. ...........................    3,728,749
  457,000        Tyler Corp.+ .....................................    2,799,124
   50,000        WHX Corp.+ .......................................      503,125
                                                                      ----------
                                                                      20,396,949
                                                                      ----------
                 EDUCATION -- 0.0%
   22,000        Whitman Education Group Inc.+ ....................       72,875
                                                                      ----------
                 ELECTRONICS -- 0.8%
  595,000        Oak Technology Inc.+ .............................    2,082,500
   17,000        Watkins-Johnson Co. ..............................      346,375
                                                                      ----------
                                                                       2,428,875
                                                                      ----------
                 ENERGY AND UTILITIES -- 4.3%
   25,100        AGL Resources Inc. ...............................      578,869
    6,000        Basin Exploration Inc.+ ..........................       75,375
   20,000        Central Hudson Gas & Electric Corp. ..............      895,000
   81,661        Citizens Utilities Co., Cl. A+ ...................      663,495
   15,000        Eastern Enterprises ..............................      656,250
    5,000        Fall River Gas Co. ...............................       84,375
   40,000        Florida Public Utilities Co. .....................      685,000
   10,000        Forcenergy Inc.+ .................................       26,250
1,425,000        GEO International Corp. (a)(b)+ ..................            0
  130,000        Kaneb Services Inc.+ .............................      528,125
   55,000        Orange & Rockland Utilities Inc. .................    3,134,999
  285,000        RPC Inc. .........................................    2,101,875
  105,000        Southwest Gas Corp. ..............................    2,821,875
   15,000        Tesoro Petroleum Corp.+ ..........................      181,875
    5,000        TransMontaigne Oil Co.+ ..........................       75,625
   38,500        United Water Resources Inc. ......................      921,594
   15,000        Wicor Inc. .......................................      327,188
                                                                      ----------
                                                                      13,757,770
                                                                      ----------
                 ENTERTAINMENT -- 5.5%
  115,000        Ascent Entertainment Group Inc.+ .................      848,125
   15,000        Dover Downs Entertainment Inc. ...................      180,938
   41,000        Fisher Companies Inc. ............................    2,808,500
   85,000        Florida Panthers Holdings Inc.+ ..................      791,563
   48,000        GC Companies Inc.+ ...............................    1,997,999
    3,000        International Speedway Corp. .....................      121,500
    4,000        Loews Cineplex Entertainment Corp.+ ..............       40,500
    3,000        Metromedia International Group Inc.+ .............       16,313
  180,000        Spelling Entertainment Group Inc.+ ...............    1,350,000
   10,000        TCI Music Inc.+ ..................................       46,875
  160,000        Topps Co. Inc.+ ..................................      800,000
  263,000        USA Networks Inc.+ ...............................    8,711,874
                                                                      ----------
                                                                      17,714,187
                                                                      ----------
                 ENVIRONMENTAL SERVICES -- 0.1%
   40,428        EnviroSource Inc.+ ...............................      207,194
                                                                      ----------

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------




                                                                       MARKET
    SHARES                                                              VALUE
--------------                                                 -----------------
                 COMMON STOCKS (CONTINUED)
                 EQUIPMENT AND SUPPLIES -- 15.6%
 22,000          Aeroquip-Vickers Inc. .........................   $  658,625
 65,000          AFC Cable Systems Inc.+ .......................    2,185,625
 17,000          Alltrista Corp.+ ..............................      408,000
145,000          AMETEK Inc. ...................................    3,235,313
 22,000          Amphenol Corp., Cl. A+ ........................      664,125
320,000          Baldwin Technology Co. Inc., Cl. A+ ...........    1,800,000
 15,000          Belden Inc. ...................................      317,813
  4,000          Bway Corp.+ ...................................       60,250
 20,000          C&D Technologies Inc. .........................      550,000
282,000          CLARCOR Inc. ..................................    5,639,999
  3,000          Commercial Intertech Corp. ....................       38,813
 22,000          Core Materials Corp.+ .........................       77,000
109,000          CTS Corp. .....................................    4,741,500
 55,000          Cuno Inc.+ ....................................      893,750
 52,000          Daniel Industries Inc. ........................      630,500
257,600          Fedders Corp. .................................    1,497,300
 62,000          Flowserve Corp. ...............................    1,026,875
 40,000          General Magnaplate Corp. ......................      180,000
 70,000          Gerber Scientific Inc. ........................    1,666,875
 40,000          Global Industrial Technologies Inc.+ ..........      427,500
145,000          Hussmann International Inc. ...................    2,809,374
 34,650          Johnston Industries Inc.+ .....................      108,281
 10,000          K-Tron International Inc.+ ....................      186,250
113,000          Kollmorgen Corp. ..............................    1,723,250
 15,000          Kuhlman Corp. .................................      568,125
 10,000          Littelfuse Inc.+ ..............................      192,500
 22,000          Lufkin Industries Inc. ........................      407,000
 24,000          Mark IV Industries Inc. .......................      312,000
110,000          Material Sciences Corp.+ ......................      935,000
 19,000          Met-Pro Corp. .................................      237,500
160,000          Pittway Corp. .................................    5,409,999
  3,000          Plantronics Inc.+ .............................      258,000
 26,000          Raytech Corp.+ ................................       74,750
 40,000          Sequa Corp., Cl. A+ ...........................    2,395,000
 12,500          Sequa Corp., Cl. B+ ...........................      918,750
 40,000          SL Industries Inc. ............................      510,000
  1,000          Smith (A.O.) Corp. ............................       24,563
  9,000          Smith (A.O.) Corp., Cl. A .....................      219,094
 75,000          SPS Technologies Inc.+ ........................    4,246,875
  5,000          Teleflex Inc. .................................      228,125
 15,000          Tennant Co. ...................................      601,875
 27,000          U.S. Filter Corp.+ ............................      617,625
  5,000          Valmont Industries Inc. .......................       69,375
  7,875          Watsco Inc., Cl. B ............................      131,906
                                                                   ----------
                                                                   49,885,080
                                                                   ----------
                 FINANCIAL SERVICES -- 3.2%
 20,000          Argonaut Group Inc. ...........................      489,999
 68,000          Berliner Bank Aktiengesellschaft ..............    1,102,356
 45,000          Danielson Holding Corp.+ ......................      160,313
  1,000          Federal Agricultural Mortgage Corp.,
                 Cl. C+ ........................................       37,125


                                                                        MARKET
    SHARES                                                               VALUE
--------------                                                 -----------------
 35,000          Gainsco Inc. ..................................   $  214,375
 20,000          Gryphon Holdings Inc.+ ........................      372,500
 18,000          Hibernia Corp. ................................      312,750
  3,000          Landamerica Financial Group ...................      167,438
  7,958          Metris Companies Inc. .........................      400,387
105,800          Midland Co. ...................................    2,552,425
    500          Net.B@nk Inc.+ ................................       13,750
231,000          Pioneer Group Inc. ............................    4,562,249
                                                                   ----------
                                                                   10,385,667
                                                                   ----------
                 FOOD AND BEVERAGE -- 4.8%
 12,000          Advantica Restaurant Group Inc.+ ..............       74,250
 34,863          Buenos Aires Embotelladora SA+ (a) ............            0
226,000          Celestial Seasonings Inc.+ ....................    6,285,625
  6,000          Cheesecake Factory Inc.+ ......................      177,938
186,100          Chock Full o'Nuts Corp.+ ......................    1,163,125
116,000          Eskimo Pie Corp. (b) ..........................    1,537,000
  1,000          Farmer Brothers Co. ...........................      214,000
 20,000          Genesee Corp., Cl. B ..........................      465,000
 10,000          International Multifoods Corp. ................      258,125
  8,000          Irwin Naturals/4Health Inc.+ ..................       38,000
 12,000          J & J Snack Foods Corp.+ ......................      268,500
  8,000          Midwest Grain Products Inc.+ ..................      109,000
  1,000          Northland Cranberries Inc., Cl. A .............        9,031
130,000          Pepsi-Cola Puerto Rico Bottling Co.+ ..........      674,375
 40,000          Ralcorp Holdings Inc.+ ........................      730,000
  5,000          Sylvan Food Holdings Inc.+ ....................       74,375
 30,736          Tootsie Roll Industries Inc. ..................    1,202,546
 55,000          Twinlab Corp.+ ................................      721,875
 50,000          Whitman Corp. .................................    1,268,750
                                                                   ----------
                                                                   15,271,515
                                                                   ----------
                 HEALTH CARE -- 0.7%
 18,000          HealthPlan Services Corp. .....................      207,000
140,000          IVAX Corp.+ ...................................    1,741,250
 48,000          Penwest Pharmaceuticals Co.+ ..................      300,000
  6,000          U.S. Physical Therapy Inc.+ ...................       54,000
                                                                   ----------
                                                                    2,302,250
                                                                   ----------
                 HOME FURNISHINGS -- 0.8%
  8,000          Bassett Furniture Industries Inc. .............      193,000
  2,000          Bed Bath & Beyond Inc.+ .......................       68,250
 17,000          Foamex International Inc. .....................      210,375
 30,000          La-Z-Boy Chair Co. ............................      534,375
 50,000          Mikasa Inc. ...................................      637,500
 70,000          Oneida Ltd. ...................................    1,036,875
                                                                   ----------
                                                                    2,680,375
                                                                   ----------
                 HOTELS AND GAMING -- 2.8%
410,000          Aztar Corp.+ ..................................    2,075,624
 15,000          Boyd Gaming Corp.+ ............................       49,688
 20,000          Churchill Downs Inc. ..........................      657,500
 60,000          Extended Stay America Inc.+ ...................      630,000
 72,000          Gaylord Entertainment Co. .....................    2,169,000
 90,000          Grand Casinos Inc.+ ...........................      725,625

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------




                                                                        MARKET
    SHARES                                                              VALUE
--------------                                                -----------------
                 COMMON STOCKS (CONTINUED)
                 HOTELS AND GAMING (CONTINUED)
140,000          Jackpot Enterprises Inc.+ ....................   $1,321,250
  5,000          Jurys Hotel Group plc ........................       38,020
 52,000          Mirage Resorts Inc.+ .........................      776,750
 22,000          Penn National Gaming Inc.+ ...................      154,000
 15,000          Station Casinos Inc.+ ........................      122,813
110,000          Trump Hotels & Casino Resorts Inc.+ ..........      412,500
                                                                  ----------
                                                                   9,132,770
                                                                  ----------
                 METALS AND MINING -- 0.4%
199,000          Echo Bay Mines Ltd.+ .........................      348,250
245,000          Pegasus Gold Inc.+ ...........................        4,288
190,000          Royal Oak Mines Inc.+ ........................       47,500
 20,000          Stillwater Mining Co.+ .......................      820,000
  5,000          Toreador Royalty Corp.+ ......................       15,625
 80,000          TVX Gold Inc.+ ...............................      145,000
                                                                  ----------
                                                                   1,380,663
                                                                  ----------
                 PAPER AND FOREST PRODUCTS -- 1.1%
123,000          Greif Bros. Corp. ............................    3,590,063
                                                                  ----------
                 PUBLISHING -- 5.0%
 10,000          CMP Media Inc., Cl. A+ .......................      182,500
121,278          Independent Newspapers Ltd. ..................      497,269
  2,000          Lee Enterprises Inc. .........................       63,000
 40,000          McClatchy Newspapers Inc., Cl. A .............    1,415,000
 55,000          Media General Inc., Cl. A ....................    2,915,000
 25,000          Meredith Corp. ...............................      946,875
170,000          Penton Media Inc. ............................    3,442,500
 44,000          Pulitzer Publishing Co. ......................    3,811,500
193,400          Thomas Nelson Inc. ...........................    2,610,900
  6,000          Wiley (John) & Sons Inc., Cl. B ..............      287,250
                                                                  ----------
                                                                  16,171,794
                                                                  ----------
                 PUMPS AND VALVES -- 2.3%
 58,500          Franklin Electric Co. ........................    3,948,750
 17,775          Gorman-Rupp Co. ..............................      297,731
 17,000          Graco Inc. ...................................      501,500
 70,000          IDEX Corp. ...................................    1,715,000
 10,000          Robbins & Myers Inc. .........................      221,250
 30,000          Roper Industries Inc. ........................      611,250
                                                                  ----------
                                                                   7,295,481
                                                                  ----------
                 REAL ESTATE -- 1.2%
150,000          Catellus Development Corp.+ ..................    2,146,875
118,000          Griffin Land & Nurseries Inc.+ ...............    1,504,500
  8,500          Gyrodyne Company of America Inc.+ ............      112,625
                                                                  ----------
                                                                   3,764,000
                                                                  ----------
                 RETAIL -- 3.9%
 60,000          Aaron Rents Inc. .............................      907,500
 46,000          Aaron Rents Inc., Cl. A ......................      687,125
110,000          Burlington Coat Factory Warehouse
                 Corp. ........................................    1,794,375


                                                                        MARKET
    SHARES                                                              VALUE
--------------                                                -----------------
 26,000          Coldwater Creek Inc.+ ........................   $  357,500
 25,000          Fingerhut Companies Inc. .....................      385,938
105,000          Ingles Markets Inc., Cl. A ...................    1,148,438
195,000          Lillian Vernon Corp. .........................    3,217,499
  2,500          Midas Inc. ...................................       77,813
 33,500          Mott's Holdings Inc.+ (a) ....................      201,000
 95,000          Neiman Marcus Group Inc.+ ....................    2,369,063
190,000          Scheib (Earl) Inc.+ ..........................    1,045,000
 90,000          Sports Authority Inc.+ .......................      472,500
                                                                  ----------
                                                                  12,663,751
                                                                  ----------
                 SATELLITE -- 1.3%
 38,000          COMSAT Corp. .................................    1,368,000
  3,000          Pegasus Communications Corp.+ ................       75,188
 40,000          TCI Satellite Entertainment+ .................       57,500
110,000          United Video Satellite Group Inc.,
                 Cl. A+ .......................................    2,598,750
                                                                  ----------
                                                                   4,099,438
                                                                  ----------
                 SPECIALTY CHEMICALS -- 1.1%
 31,000          Airgas Inc.+ .................................      277,063
  6,000          Bush Boake Allen Inc.+ .......................      211,500
 25,000          Dexter Corp. .................................      785,937
 60,000          Ferro Corp. ..................................    1,560,000
    600          MacDermid Inc. ...............................       23,475
 32,000          Penford Corp. ................................      512,000
 10,000          Sybron Chemicals Inc.+ .......................      135,000
                                                                  ----------
                                                                   3,504,975
                                                                  ----------
                 TELECOMMUNICATIONS -- 2.3%
 18,400          Aliant Communications Inc. ...................      752,100
 23,000          ARC International Corp.+ .....................       35,938
  9,200          Atlantic Tele-Network Inc. ...................       83,375
  2,000          BHI Corp.+ ...................................       61,500
 47,300          Commonwealth Telephone Enterprises
                 Inc.+ ........................................    1,584,550
 20,000          Commonwealth Telephone Enterprises
                 Inc., Cl. B+ .................................      630,000
100,000          Communications Systems Inc. ..................    1,181,250
115,000          GST Telecommunications Inc.+ .................      754,688
100,000          RCN Corp.+ ...................................    1,768,749
 20,000          Rogers Communications Inc., Cl. B+ ...........      177,500
 20,000          Viatel Inc.+ .................................      457,500
                                                                  ----------
                                                                   7,487,150
                                                                  ----------
                 TRANSPORTATION -- 0.1%
  2,000          Irish Continential Group plc .................       21,470
 50,000          OMI Corp.+ ...................................      162,500
                                                                  ----------
                                                                     183,970
                                                                  ----------
                 WIRELESS COMMUNICATIONS -- 1.7%
 70,000          Aerial Communications Inc.+ ..................      411,250
  8,000          Associated Group Inc., Cl. A+ ................      344,000
 26,000          Cellular Communications of Puerto Rico
                 Inc.+ ........................................      481,000

THE GABELLI SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                 MARKET
   SHARES                                                         VALUE
------------                                                 --------------
               COMMON STOCKS (CONTINUED)
               WIRELESS COMMUNICATIONS (CONTINUED)
   64,000      Centennial Cellular Corp., Cl. A+ .........   $ 2,624,000
   33,000      CommNet Cellular Inc.+ ....................       404,250
   25,000      Corecomm Ltd.+ ............................       393,750
   10,000      Teligent Inc., Cl. A+ .....................       287,500
   30,000      Western Wireless Corp., Cl. A+ ............       660,000
                                                             -----------
                                                               5,605,750
                                                             -----------
               TOTAL COMMON STOCKS .......................   313,237,308
                                                             -----------
               RIGHTS -- 0.0%
               FOOD AND BEVERAGE -- 0.0%
1,708,287      Buenos Aires Embotelladora SA, Cl. B+......             0
                                                             -----------


 PRINCIPAL
  AMOUNT
----------
             CONVERTIBLE CORPORATE BONDS -- 0.0%
             EQUIPMENT AND SUPPLIES -- 0.0%
  $  500     MacNeal-Schwendler Corp.,
             Sub. Deb. Cv.
             7.88%, 08/18/04 ..............         460
                                              ---------


  PRINCIPAL                                                        MARKET
    AMOUNT                                                         VALUE
-------------                                                -----------------
                U.S. GOVERNMENT OBLIGATIONS -- 0.5%
$1,663,000      U.S. Treasury Bills,
                3.87% to 4.49%++,
                due 01/07/99 to 02/04/99 .................   $ 1,658,188
                                                             ------------
                TOTAL INVESTMENTS -- 98.0%
                (Cost $232,738,243).......................   314,895,956
                OTHER ASSETS AND
                LIABILITIES (NET) -- 2.0% ................     6,396,861
                                                             ------------
                NET ASSETS -- 100.0%
                (15,294,077 shares outstanding) ..........   $321,292,817
                                                             ============
                NET ASSET VALUE,
                OFFERING AND REDEMPTION
                PRICE PER SHARE ..........................   $     21.01
                                                             ============

---------------------
(a)     Security fair valued as determined by the Board of Directors.
(b)     Security considered an affiliated holding because the Fund owns at least 5% of the outstanding shares.
  +       Non-income producing security.
++     Represents annualized yield at date of purchase.
 ADR -- American Depositary Receipt.

                       Gabelli Equity Series Funds, Inc.
                       THE GABELLI SMALL CAP GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1434

                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA            Robert J. Morrissey
CHAIRMAN AND CHIEF               ATTORNEY-AT-LAW
INVESTMENT OFFICER               MORRISSEY, HAWKINS & LYNCH
GABELLI ASSET MANAGEMENT INC.
Felix J. Christiana              Karl Otto P|f-hl
FORMER SENIOR VICE PRESIDENT     FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK     DEUTSCHE BUNDESBANK
Anthony J. Colavita              Anthony R. Pustorino
ATTORNEY-AT-LAW                  CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.        PROFESSOR, PACE UNIVERSITY
Vincent D. Enright               Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT     MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER      BALMAC INTERNATIONAL INC.
KEYSPAN ENERGY CORP.
John D. Gabelli
VICE PRESIDENT
GABELLI & COMPANY, INC.
                             OFFICERS
Mario J. Gabelli, CFA            Bruce N. Alpert
PRESIDENT AND CHIEF              VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER
James E. McKee
SECRETARY

                                  DISTRIBUTOR
                            Gabelli & Company, Inc.


                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                      State Street Bank and Trust Company


                                 LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Small Cap Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

[PICTURE GRAPHIC HERE]


THE
GABELLI
SMALL CAP
GROWTH
FUND


FIRST QUARTER REPORT
DECEMBER 31, 1998